CONTINUATION AGREEMENT


         THIS CONTINUATION AGREEMENT is entered into by and between Lucent Technologies, Inc., with a place of business at 211 Mt. Airy Rd., basking Ridge, NJ 07920 (hereinafter called "LUCENT") and Spanlink Communications, Inc., with a place of business at One Main Street SE, Minneapolis, MN 55414 (hereinafter called "SPANLINK").

         WHEREAS, LUCENT has succeeded to the interest of American Telephone and Telegraph Company ("AT&T") in and to that certain Software Modification Agreement by and between AT&T and SPANLINK executed by both companies on May 4, 1993 and sometimes referred to as "Agreement No. SP1" (herein referred to as the "1993 Agreement").

         WHEREAS, LUCENT and SPANLINK have entered into other agreements and have other continuing business relationships subsequent to the 1993 Agreement and desire to clarify and modify the terms on which the 1993 Agreement and subsequent agreements and business arrangements between SPANLINK and LUCENT.

         NOW, THEREFORE, in consideration of the foregoing and the agreements hereinafter contained, the parties hereto agree as follows:

         1. The 1993 Agreement shall remain in full force and effect with respect to Existing Products and Modified Products as described therein except as set forth in Paragraph 2 hereof.

         2. Exhibit B to the 1993 Agreement shall be modified by deleting therefrom the section entitled "POST WARRANTY FEE". In lieu thereof, LUCENT and SPANLINK agree that all post warranty support provided with respect to Existing Products or Modified Products distributed pursuant to the 1993 Agreement shall be on a time and materials basis at current rates and prices.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective the day and year first above written.

                                                   LUCENT TECHNOLOGIES, INC.


                                                   By
                                                      --------------------------
                                                      Its
                                                          ----------------------

                                                   SPANLINK COMMUNICATIONS, INC.

                                                   By /s/ Patrick P. Irestone
                                                          Its President and COO